UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2004


                     American Home Mortgage Investment Corp.
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               (Exact Name of Registrant as Specified in Charter)


            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)


520 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, Including Area Code:           (516) 949-3900
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On July 28, 2004, American Home Mortgage Investment Corp. announced that it has entered into a definitive agreement with Washington Mutual, Inc. and its subsidiaries to acquire certain residential mortgage home loan centers and associated satellite offices that Washington Mutual previously slated for closure. A copy of the press release announcing the acquisition is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits:

        99.1  -  Press Release, dated July 28, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2004

                                       AMERICAN HOME MORTGAGE INVESTMENT CORP.


                                       By:    /s/ Alan B. Horn
                                          --------------------------------------
                                          Name:   Alan B. Horn
                                          Title:  Executive Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         99.1                                 Press Release, dated July 28, 2004